UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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RUTH’S HOSPITALITY GROUP, INC.

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To help you better understand the Board of Directors’ perspective and recommended positions regarding the election of Mary L. Baglivo (Proposal No. 1) and the advisory and non-binding “say on pay” vote regarding our named executive officer compensation (Proposal No. 2), Ruth’s Hospitality Group, Inc. (the “Company”) would like to share the following, additional information with you, which the Company sent to certain shareholders commencing on or after May 13, 2019.

***

RUTH’S HOSPITALITY GROUP May 2019 NASDAQ: RUTHRUTH’S HOSPITALITY GROUP May 2019 NASDAQ: RUTH

DISCLAIMER: THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This presentation contains “forward-looking statements” that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “targeting,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Similarly, statements herein that describe the Company’s objectives, plans or goals, including with respect to new restaurant openings, capital expenditures, strategy, financial outlook, our effective tax rate and the impact of healthcare inflation, recent accounting pronouncements and tax reform legislation, also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company’s forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company’s stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to income taxes, unclaimed property, Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company’s franchisees; a material failure, interruption or security breach of the Company’s information technology network; the Company’s indemnification obligations in connection with its sale of the Mitchell’s Restaurants; the Company’s ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company’s credit agreement; and changes in, or the discontinuation of, the Company’s quarterly cash dividend payments or share repurchase program. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018, which is available on the SEC’s website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred. Unless the context otherwise indicates, all references in this presentation to the “Company,” “Ruth’s,” “we,” “us”, “our” or similar words are to Ruth’s Hospitality Group, Inc. and its subsidiaries. Ruth’s Hospitality Group, Inc. is a Delaware corporation formerly known as Ruth’s Chris Steak House, Inc., and was founded in 1965. Non-GAAP Financial Measures We prepare our financial statements in accordance with U.S. generally accepted accounting principles (GAAP). Within these investor presentation materials, we make reference to “Adjusted EBITDA,” a non- GAAP financial measure, calculated on the basis of net income, excluding interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items. We believe that this measurement represents a useful internal measure of performance. Accordingly, where we provide a non-GAAP measure like Adjusted EBITDA, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance. However, because Adjusted EBITDA is not determined in accordance with GAAP, it is susceptible to varying calculations and not all companies calculate the measure in the same manner. As a result, Adjusted EBITDA as presented may not be directly comparable to a similarly titled measure presented by other companies. Adjusted EBITDA is presented as supplemental information and not as an alternative to any GAAP measurements. For a reconciliation of Adjusted EBITDA to net income, see the reconciliation table attached as Annex A to this presentation. 2 NASDAQ: RUTHDISCLAIMER: THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This presentation contains “forward-looking statements” that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “targeting,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Similarly, statements herein that describe the Company’s objectives, plans or goals, including with respect to new restaurant openings, capital expenditures, strategy, financial outlook, our effective tax rate and the impact of healthcare inflation, recent accounting pronouncements and tax reform legislation, also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company’s forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company’s stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to income taxes, unclaimed property, Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company’s franchisees; a material failure, interruption or security breach of the Company’s information technology network; the Company’s indemnification obligations in connection with its sale of the Mitchell’s Restaurants; the Company’s ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of our goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company’s credit agreement; and changes in, or the discontinuation of, the Company’s quarterly cash dividend payments or share repurchase program. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018, which is available on the SEC’s website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred. Unless the context otherwise indicates, all references in this presentation to the “Company,” “Ruth’s,” “we,” “us”, “our” or similar words are to Ruth’s Hospitality Group, Inc. and its subsidiaries. Ruth’s Hospitality Group, Inc. is a Delaware corporation formerly known as Ruth’s Chris Steak House, Inc., and was founded in 1965. Non-GAAP Financial Measures We prepare our financial statements in accordance with U.S. generally accepted accounting principles (GAAP). Within these investor presentation materials, we make reference to “Adjusted EBITDA,” a non- GAAP financial measure, calculated on the basis of net income, excluding interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items. We believe that this measurement represents a useful internal measure of performance. Accordingly, where we provide a non-GAAP measure like Adjusted EBITDA, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance. However, because Adjusted EBITDA is not determined in accordance with GAAP, it is susceptible to varying calculations and not all companies calculate the measure in the same manner. As a result, Adjusted EBITDA as presented may not be directly comparable to a similarly titled measure presented by other companies. Adjusted EBITDA is presented as supplemental information and not as an alternative to any GAAP measurements. For a reconciliation of Adjusted EBITDA to net income, see the reconciliation table attached as Annex A to this presentation. 2 NASDAQ: RUTH

RUTH’S CHRIS STEAK HOUSE: AN EVOLVING ICONIC BRAND From our beginnings in New Orleans back in 1965, founder Ruth Fertel’s simple and timeless formula of always offering the highest quality food, beverage and service in a warm and inviting atmosphere has resonated strongly with guests. This foundation of operational excellence serves as our platform for evolution as we continuously innovate to maintain relevance with both our core and emerging guests. 3 NASDAQ: RUTHRUTH’S CHRIS STEAK HOUSE: AN EVOLVING ICONIC BRAND From our beginnings in New Orleans back in 1965, founder Ruth Fertel’s simple and timeless formula of always offering the highest quality food, beverage and service in a warm and inviting atmosphere has resonated strongly with guests. This foundation of operational excellence serves as our platform for evolution as we continuously innovate to maintain relevance with both our core and emerging guests. 3 NASDAQ: RUTH

STRONG GROWTH AND FOCUSED TOTAL RETURN STRATEGY MAINTAIN CONTINUE RETURN HEALTHY DISCIPLINED EXCESS CAPITAL CORE GROWTH § Support and protect our foundation of § Three to five new restaurants § Augment organic returns through: operational excellence – Our People, per year for both franchise and Our Food, Our Atmosphere Company 1. Dividend payments § Acquire franchise territory at attractive § Leverage brand strength to accelerate 2. Share repurchases prices differentiation of the guest experience 3. Debt Repayment 4 NASDAQ: RUTHSTRONG GROWTH AND FOCUSED TOTAL RETURN STRATEGY MAINTAIN CONTINUE RETURN HEALTHY DISCIPLINED EXCESS CAPITAL CORE GROWTH § Support and protect our foundation of § Three to five new restaurants § Augment organic returns through: operational excellence – Our People, per year for both franchise and Our Food, Our Atmosphere Company 1. Dividend payments § Acquire franchise territory at attractive § Leverage brand strength to accelerate 2. Share repurchases prices differentiation of the guest experience 3. Debt Repayment 4 NASDAQ: RUTH

MANAGEMENT DELIVERING RESULTS PROVEN BUSINESS MODEL WITH A LONG HISTORY OF SUCCESS § High-end fine-dining steak experience remains timeless after 54 years RECORD OF CONSISTENT PERFORMANCE DRIVEN BY OPERATIONAL EXCELLENCE § Consistent revenue, net income, adjusted EBITDA and EPS growth STRONG CASH FLOW SUPPORTS MULTIPLE LEVERS TO DRIVE SHAREHOLDER RETURN § Focused on disciplined deployment of capital and augmenting organic returns to shareholders through dividends, share repurchases and debt JERSEY CITY, NJ repayment § Returned over $240MM to shareholders since 2011 through dividends and share repurchases 5 NASDAQ: RUTHMANAGEMENT DELIVERING RESULTS PROVEN BUSINESS MODEL WITH A LONG HISTORY OF SUCCESS § High-end fine-dining steak experience remains timeless after 54 years RECORD OF CONSISTENT PERFORMANCE DRIVEN BY OPERATIONAL EXCELLENCE § Consistent revenue, net income, adjusted EBITDA and EPS growth STRONG CASH FLOW SUPPORTS MULTIPLE LEVERS TO DRIVE SHAREHOLDER RETURN § Focused on disciplined deployment of capital and augmenting organic returns to shareholders through dividends, share repurchases and debt JERSEY CITY, NJ repayment § Returned over $240MM to shareholders since 2011 through dividends and share repurchases 5 NASDAQ: RUTH

CONSISTENT NET INCOME AND ADJUSTED EBITDA GROWTH



Adjusted EBITDA
GAAP Net Income
GAAP Net Income and Adjusted EBTIDA ($MM)
$33 +0.3%
$2
$36 +11.4%
$16
$37 +2.5%
$20
$41 +9.8%
$16
$47 +14.3%
$22
$51 +8.4%
$16
$58 +13.9%
$30
$61 +6.3%
$30
$66 +8.1%
$30
$72 +8.1%
$42
2009
2010
2011
2012
2013[1]
2014
2015
2016
2017[1]
2018

Adjusted EBITDA, a non-GAAP financial measure, excludes from net income interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table attached as Annex A to this presentation.

1. FY 2012 and 2017 include a 53rd week.

6 NASDAQ: RUTH

RUTH'S HOSPITALITY GROUP

SIGNIFICANT RETURNS OF CAPITAL ($ in millions) RETURN EXCESS 2011 2012 2013 2014 2015 2016 2017 2018 Total CAPITAL Net Debt $29 ($23) $26 $6 $13 ($25) ($25) $9 $10 Significant return of capital Repayment / through: (Borrowing) Share $60 $15 $24 $45 $24 $19 $187 § Dividend payments Repurchases Dividend $4 $7 $8 $9 $11 $14 $54 § Share repurchases Payments Total Capital $29M $37M $30M $29M $45M $29M $10M $41M $251M § Debt repayment 1 Returned 1. Amounts may not foot due to rounding. 7 NASDAQ: RUTHSIGNIFICANT RETURNS OF CAPITAL ($ in millions) RETURN EXCESS 2011 2012 2013 2014 2015 2016 2017 2018 Total CAPITAL Net Debt $29 ($23) $26 $6 $13 ($25) ($25) $9 $10 Significant return of capital Repayment / through: (Borrowing) Share $60 $15 $24 $45 $24 $19 $187 § Dividend payments Repurchases Dividend $4 $7 $8 $9 $11 $14 $54 § Share repurchases Payments Total Capital $29M $37M $30M $29M $45M $29M $10M $41M $251M § Debt repayment 1 Returned 1. Amounts may not foot due to rounding. 7 NASDAQ: RUTH

DELIVERING OUTSTANDING SHAREHOLDER RETURNS ONE YEAR TSR THREE YEAR TSR 120% 60% Ruth's Proxy Peer Group Median Nasdaq 50% 100% 40% 80% 30% 60% 45.5% 20.7% 20% 42.7% 40% 10.7% 10% 6.1% 20% 14.3% 0% 0% -10% Ruth's Proxy Peer Group Median Nasdaq -20% -20% Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Mar-19 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 FIVE YEAR TSR 160% 140% 120% 100% 96.3% 86.9% 80% 60% 40% 20% 0% (1.9%) -20% -40% Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Ruth's Selected Peer Group Median Nasdaq Proxy Peer Group Median Source: Capital IQ as of 5/10/19 8 NASDAQ: RUTH Selected Peer Group: BJ’s Wholesale Club Holdings, Inc., Bloomin’ Brands, Inc., Brinker International, Inc., The Cheesecake Factory Inc., Cracker Barrel Old Country Store, Inc., Dave & Buster’s Entertainment, Inc., Del Frisco’s Restaurant Group, Inc., Denny’s Corp., El Pollo Loco Holdings, Inc., Fiesta Restaurant Group, Inc., Red Robin Gourmet Burgers, Inc., Shake Shack Inc., Texas Roadhouse, Inc. ***The following companies are now private: Bojangles’, Inc., Sonic Corp., Zoe’s Kitchen, Inc. DELIVERING OUTSTANDING SHAREHOLDER RETURNS ONE YEAR TSR THREE YEAR TSR 120% 60% Ruth's Proxy Peer Group Median Nasdaq 50% 100% 40% 80% 30% 60% 45.5% 20.7% 20% 42.7% 40% 10.7% 10% 6.1% 20% 14.3% 0% 0% -10% Ruth's Proxy Peer Group Median Nasdaq -20% -20% Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Mar-19 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 FIVE YEAR TSR 160% 140% 120% 100% 96.3% 86.9% 80% 60% 40% 20% 0% (1.9%) -20% -40% Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Ruth's Selected Peer Group Median Nasdaq Proxy Peer Group Median Source: Capital IQ as of 5/10/19 8 NASDAQ: RUTH Selected Peer Group: BJ’s Wholesale Club Holdings, Inc., Bloomin’ Brands, Inc., Brinker International, Inc., The Cheesecake Factory Inc., Cracker Barrel Old Country Store, Inc., Dave & Buster’s Entertainment, Inc., Del Frisco’s Restaurant Group, Inc., Denny’s Corp., El Pollo Loco Holdings, Inc., Fiesta Restaurant Group, Inc., Red Robin Gourmet Burgers, Inc., Shake Shack Inc., Texas Roadhouse, Inc. ***The following companies are now private: Bojangles’, Inc., Sonic Corp., Zoe’s Kitchen, Inc.

Even accounting for the Promotional Equity Award to Ms. Henry, both ISS and Glass Lewis note that RUTH’s pay is strongly aligned with WELL-ALIGNED PAY FOR PERFORMANCE performance relative to peers $9,000 200.0% $7,681 $8,000 176.7% $7,000 160.0% 163.0% $6,106 $6,000 136.8% $5,000 120.0% 119.6% $4,000 97.8% $2,977 $2,818 $3,000 $2,471 80.0% $2,000 $1,000 $0 40.0% 2014 2015 2016 2017 2018 Cheryl Henry Pay ($000) Indexed TSR CEO Pay ($000) becomes CEO Glass Lewis: “The Company paid moderately more than its peers, but performed better than its peers.” 9 NASDAQ: RUTHEven accounting for the Promotional Equity Award to Ms. Henry, both ISS and Glass Lewis note that RUTH’s pay is strongly aligned with WELL-ALIGNED PAY FOR PERFORMANCE performance relative to peers $9,000 200.0% $7,681 $8,000 176.7% $7,000 160.0% 163.0% $6,106 $6,000 136.8% $5,000 120.0% 119.6% $4,000 97.8% $2,977 $2,818 $3,000 $2,471 80.0% $2,000 $1,000 $0 40.0% 2014 2015 2016 2017 2018 Cheryl Henry Pay ($000) Indexed TSR CEO Pay ($000) becomes CEO Glass Lewis: “The Company paid moderately more than its peers, but performed better than its peers.” 9 NASDAQ: RUTH

COMPENSATION PHILOSOPHY § Our Compensation Committee (the “Committee”) has a philosophy that pay programs must be substantially tied into our key business objectives and our shareholder returns. If our shareholders’ value declines, so does the compensation we deliver to our executives. This link is established through both our bonus program and our equity awards. § We establish our total compensation levels at the median level for nationwide restaurant companies that are comparable to us. § In establishing Ms. Henry’s compensation in connection with her promotion to President and CEO, the Committee’s compensation consultant reviewed benchmarking within our peer group where the CEO was promoted internally. § We do not increase executive compensation levels annually as many companies do – base salaries were unchanged from 2012 until 2015 and then from 2016 until present with the exception of promotion-related compensation increases. 10 NASDAQ: RUTHCOMPENSATION PHILOSOPHY § Our Compensation Committee (the “Committee”) has a philosophy that pay programs must be substantially tied into our key business objectives and our shareholder returns. If our shareholders’ value declines, so does the compensation we deliver to our executives. This link is established through both our bonus program and our equity awards. § We establish our total compensation levels at the median level for nationwide restaurant companies that are comparable to us. § In establishing Ms. Henry’s compensation in connection with her promotion to President and CEO, the Committee’s compensation consultant reviewed benchmarking within our peer group where the CEO was promoted internally. § We do not increase executive compensation levels annually as many companies do – base salaries were unchanged from 2012 until 2015 and then from 2016 until present with the exception of promotion-related compensation increases. 10 NASDAQ: RUTH

BOARD’S CEO SUCCESSION PLAN PROCESS § The Company made some important changes to the management team during fiscal year 2018, including the promotion of Ms. Henry to President and CEO. This was the result of a multi-year succession planning process involving the Board and previous CEO, Michael P. O’Donnell. In order to properly incentivize long-term performance, the Board contemplated a comprehensive market compensation analysis prepared by our compensation consultant which considered: - Competitive market information for similarly situated executives at other companies; - Ms. Henry’s current compensation; - The incentives that would have been required to recruit a new CEO from outside the Company; and - The appropriate compensation levels to align Ms. Henry’s interests with the long-term interests of our shareholders. 11 NASDAQ: RUTHBOARD’S CEO SUCCESSION PLAN PROCESS § The Company made some important changes to the management team during fiscal year 2018, including the promotion of Ms. Henry to President and CEO. This was the result of a multi-year succession planning process involving the Board and previous CEO, Michael P. O’Donnell. In order to properly incentivize long-term performance, the Board contemplated a comprehensive market compensation analysis prepared by our compensation consultant which considered: - Competitive market information for similarly situated executives at other companies; - Ms. Henry’s current compensation; - The incentives that would have been required to recruit a new CEO from outside the Company; and - The appropriate compensation levels to align Ms. Henry’s interests with the long-term interests of our shareholders. 11 NASDAQ: RUTH

CEO PROMOTIONAL EQUITY AWARD As part of this compensation review, Ms. Henry received a special one-time long-term equity grant designed to ensure that Ms. Henry is focused on driving long-term strategic value to the business. The promotion award is designed to reward long-term performance. § The Company typically grants its officers performance- and tenure-based grants that vest over a three-year period. - Ms. Henry’s promotion grant is twice as long as typical grants, with no vesting in the initial three years. § The RSUs will not begin to vest until 2021 then will vest pro-rata over a three-year period. § The value of this grant should be considered as part of the total mix of compensation amortized over 6 years, rather than attributed to just fiscal year 2018. - 3 of the 5 benchmarked industry peers also awarded promotional CEO equity awards, which vest over shorter 4-year terms. § The Compensation Committee awarded this grant as part of Ms. Henry’s promotion to CEO and does not intend for her regular annual compensation to include awards of this magnitude. 12 NASDAQ: RUTHCEO PROMOTIONAL EQUITY AWARD As part of this compensation review, Ms. Henry received a special one-time long-term equity grant designed to ensure that Ms. Henry is focused on driving long-term strategic value to the business. The promotion award is designed to reward long-term performance. § The Company typically grants its officers performance- and tenure-based grants that vest over a three-year period. - Ms. Henry’s promotion grant is twice as long as typical grants, with no vesting in the initial three years. § The RSUs will not begin to vest until 2021 then will vest pro-rata over a three-year period. § The value of this grant should be considered as part of the total mix of compensation amortized over 6 years, rather than attributed to just fiscal year 2018. - 3 of the 5 benchmarked industry peers also awarded promotional CEO equity awards, which vest over shorter 4-year terms. § The Compensation Committee awarded this grant as part of Ms. Henry’s promotion to CEO and does not intend for her regular annual compensation to include awards of this magnitude. 12 NASDAQ: RUTH

A DIVERSE AND REFRESHED BOARD BOARD HIGHLIGHTS § 63% of the Board is comprised of female directors § 63% of the Board is comprised of directors with a tenure of 3 years of less – emphasizing RUTH’s commitment to Board refreshment § 75% of the Board is comprised of independent directors § The average age of the Board is 58 – significantly below the average age of 63 of S&P 500 Board 1 members Name Independence Leadership Gender Age Tenure Michael O’Donnell Executive Chair Male 63 10 Cheryl Henry Executive CEO Female 45 0* Robin Selati Independent Lead Director Male 53 19 Giannella Alvarez Independent - Female 59 3 Mary Baglivo Independent - Female 61 2 Carla Cooper Independent - Female 68 15 Stephen King Independent - Male 61 1 Marie Perry Independent - Female 53 0* *Indicates director not previously submitted to shareholders for election. 13 NASDAQ: RUTH 1. Harvard Law School Forum on Corporate Governance and Financial RegulationA DIVERSE AND REFRESHED BOARD BOARD HIGHLIGHTS § 63% of the Board is comprised of female directors § 63% of the Board is comprised of directors with a tenure of 3 years of less – emphasizing RUTH’s commitment to Board refreshment § 75% of the Board is comprised of independent directors § The average age of the Board is 58 – significantly below the average age of 63 of S&P 500 Board 1 members Name Independence Leadership Gender Age Tenure Michael O’Donnell Executive Chair Male 63 10 Cheryl Henry Executive CEO Female 45 0* Robin Selati Independent Lead Director Male 53 19 Giannella Alvarez Independent - Female 59 3 Mary Baglivo Independent - Female 61 2 Carla Cooper Independent - Female 68 15 Stephen King Independent - Male 61 1 Marie Perry Independent - Female 53 0* *Indicates director not previously submitted to shareholders for election. 13 NASDAQ: RUTH 1. Harvard Law School Forum on Corporate Governance and Financial Regulation

DIRECTOR BAGLIVO’S ATTENDENCE Ms. Baglivo is a central presence in our boardroom, where she leverages her expertise in marketing, branding and strategic planning to contribute to the discussion around our Company’s corporate strategy and Board’s oversight of management. As a member of our Nominating & Corporate Governance Committee, she has championed our efforts to add to the diversity of our Board and to our efforts to meaningfully refresh our Board over the past three years. In addition to Board meetings, she also participates actively with the Company and management team by participating in regional leadership training events for our managers, attending new restaurant openings, and being available to our management team for advice and counsel based on her many years’ experience as a director and an executive. Ms. Baglivo has never exhibited any pattern of poor attendance – either on our Board or her other public company boards. § A commercial flight delay played a significant part in her inability to attend the committee meetings, the extenuating circumstance which on its own caused her 2018 attendance level to drop below 75%. ü Glass Lewis appropriately accounts for this circumstance disclosed in our proxy and recommends FOR Ms. Baglivo. § Ms. Baglivo has committed to 100% attendance and has not missed any meetings since the circumstances described in our proxy statement, which occurred in July 2018. 14 NASDAQ: RUTHDIRECTOR BAGLIVO’S ATTENDENCE Ms. Baglivo is a central presence in our boardroom, where she leverages her expertise in marketing, branding and strategic planning to contribute to the discussion around our Company’s corporate strategy and Board’s oversight of management. As a member of our Nominating & Corporate Governance Committee, she has championed our efforts to add to the diversity of our Board and to our efforts to meaningfully refresh our Board over the past three years. In addition to Board meetings, she also participates actively with the Company and management team by participating in regional leadership training events for our managers, attending new restaurant openings, and being available to our management team for advice and counsel based on her many years’ experience as a director and an executive. Ms. Baglivo has never exhibited any pattern of poor attendance – either on our Board or her other public company boards. § A commercial flight delay played a significant part in her inability to attend the committee meetings, the extenuating circumstance which on its own caused her 2018 attendance level to drop below 75%. ü Glass Lewis appropriately accounts for this circumstance disclosed in our proxy and recommends FOR Ms. Baglivo. § Ms. Baglivo has committed to 100% attendance and has not missed any meetings since the circumstances described in our proxy statement, which occurred in July 2018. 14 NASDAQ: RUTH

Annex A

Reconciliation of Non-GAAP Financial Measures

We prepare our financial statements in accordance with U.S. generally accepted accounting principles (GAAP). Within our investor presentation materials, we make reference to adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), a non-GAAP financial measure. We believe that this measurement represents a useful internal measure of performance. Accordingly, where we provide a non-GAAP measure like Adjusted EBITDA, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance. However, because Adjusted EBITDA is not determined in accordance with GAAP, it is susceptible to varying calculations and not all companies calculate the measure in the same manner. As a result, Adjusted EBITDA as presented may not be directly comparable to a similarly titled measure presented by other companies. Adjusted EBITDA is presented as supplemental information and not as an alternative to any GAAP measurements.

Reconciliation of Non-GAAP Financial Measures - Unaudited

(amounts in thousands)

	Fiscal Year
	2008 (1)	2009 (1)	2010	2011	2012	2013	2014	2015	2016	2017	2018
Net income (loss)	$(53,883)	$2,419	$15,957	$19,549	$16,379	$22,489	$16,455	$30,004	$30,465	$30,137	$41,680
Interest expense	10,334	7,756	4,244	2,892	3,171	1,640	1,159	790	1,154	821	1,739
Income tax expense (benefit)	(26,844)	99	5,026	2,963	7,855	10,744	11,830	14,168	15,660	15,669	8,247
Depreciation and amortization expenses	12,757	13,217	12,182	11,516	11,050	10,229	10,917	12,520	13,434	14,995	18,538
Impact of excluding a cumulative catch-up adjustment from a change in accounting estimate related to gift card breakage revenue	—	—	—	—	—	1,306	—	—	—	—	—
Loss on impairment and asset disposals, net	24,355	9,640	483	436	3,262	—	—	—	—	3,904	—
Restructuring expense (benefit)	5,195	56	(1,457)	—	—	—	—	—	—	—	—
Gain on settlements, net	—	—	—	—	(683)	(1,719)	—	—	—	—	—
Certain restaurant closing and rent dispute costs	—	—	—	—	—	—	—	—	278	—	—
Cost related to the acquisition of franchisee-owned restaurants	—	—	—	—	—	—	—	—	—	619	1,525
Loss (income) on discontinued operations, net of tax	60,546	(615)	(160)	(171)	(187)	2,004	10,255	162	290	108	(80)

Adjusted EBITDA	$32,460	$32,572	$36,275	$37,185	$40,847	$46,693	$50,616	$57,644	$61,281	$66,253	$71,649

(1)

The net income (loss) for fiscal years 2008, 2009 and 2010 were last reported on Form 10-K for the fiscal years 2012, 2013 and 2014, respectively. The operating results of eighteen Mitchell’s Fish Market and three Cameron’s/Mitchell’s Steakhouse restaurants sold in January 2015 and three Ruth’s Chris Steak House restaurants closed in 2014 have been reclassified to discontinued operations. These reclassifications had no effect on previously reported net income.